NEWS RELEASE    Catherine Johnson Elected to Tradeweb Board of Directors NEW YORK – May 19, 2023 – Tradeweb Markets Inc. (Nasdaq: TW), a leading, global operator of electronic marketplaces for rates, credit, equities and money markets, today announced the election by its stockholders at the 2023 Annual Meeting of Catherine Johnson to its Board of Directors, effective May 15, 2023. Ms. Johnson is Group General Counsel of London Stock Exchange Group plc (LSEG) and a member of the Group’s executive committee. Since joining LSEG in 1996, she has led a number of major corporate transactions, including LSEG’s acquisition of Refinitiv. She has held numerous senior roles including overseeing Legal, Compliance and Regulation Strategy for the group. “Catherine Johnson brings more than 25 years of legal, compliance and global markets experience to our board,” said Tradeweb CEO Billy Hult. “Her appointment adds to the depth, diligence and diversity of our board and I look forward to her valuable contributions.” Ms. Johnson currently serves as Chair of FTSE International Limited, an FCA regulated entity in the U.K. She holds a law and economics degree from Kings College, Cambridge, and qualified at Herbert Smith in 1993 in its corporate division. In addition, each of current directors Troy Dixon, Scott Ganeles and Murray Roos was elected to serve another term on the Board at the 2023 Annual Meeting. About Tradeweb Markets  Tradeweb Markets Inc. (Nasdaq: TW) is a leading, global operator of electronic marketplaces for rates, credit, equities and money markets. Founded in 1996, Tradeweb provides access to markets, data and analytics, electronic trading, straight-through-processing and reporting for more than 40 products to clients in the institutional, wholesale and retail markets. Advanced technologies developed by Tradeweb enhance price discovery, order execution and trade workflows while allowing for greater scale and helping to reduce risks in client trading operations. Tradeweb serves approximately 2,500 clients in more than 65 countries. On average, Tradeweb facilitated more than $1.1 trillion in notional value traded per day over the past four quarters. For more information, please go to www.tradeweb.com. ### Media contact Daniel Noonan, Tradeweb +1 646 767 4677 Daniel.Noonan@Tradeweb.com Investor contact Ashley Serrao, Tradeweb +1 646 430 6027 Ashley.Serrao@Tradeweb.com Sameer Murukutla, Tradeweb +1 646 767 4864 Sameer.Murukutla@Tradeweb.com   Forward-Looking Statements  This release contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, our outlook and future performance, the industry and markets in which we operate, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions and future events are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed under the heading “Risk Factors” in documents of Tradeweb Markets Inc. on file with or furnished to the SEC, may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and our actual results of operations, financial condition or liquidity, and the development of the industry and markets in which we operate, may differ materially from the forward-looking statements contained in this release. In addition, even if our results of operations, financial condition or liquidity, and events in the industry and markets in which we operate, are consistent with the forward-looking statements contained in this release, they may not be predictive of results or developments in future periods.    Any forward-looking statement that we make in this release speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward- looking statements, whether as a result of new information, future events or otherwise, after the date of this release.